UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 26, 2009
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-2.1
EX-4.1
EX-4.2
EX-4.3

Item 1.01. Entry into a Material Definitive Agreement.
Adoption of Plan of Merger and Consummation of Holding Company Reorganization
     On July 1, 2009, Otter Tail Corporation, a Minnesota corporation (“Old Otter Tail”), completed its holding company reorganization (the “Holding Company Reorganization”) in accordance with Section 302A.626 of the Minnesota Business Corporation Act (the “MBCA”) whereby it became a wholly owned subsidiary of a new public holding company, Otter Tail Corporation, a Minnesota corporation (“New Otter Tail”).
     The new holding company structure was effected as of 12:00 a.m. Central Time on July 1, 2009 pursuant to a Plan of Merger dated as of June 30, 2009 (the “Plan of Merger”), by and among Old Otter Tail, New Otter Tail (formerly Otter Tail Holding Company, a Minnesota corporation and direct subsidiary of Old Otter Tail) and Otter Tail Merger Sub Inc., a Minnesota corporation and indirect subsidiary of Old Otter Tail and direct subsidiary of New Otter Tail (“Merger Sub”). The Plan of Merger provided for the merger (the “Merger”) of Old Otter Tail with Merger Sub, with Old Otter Tail as the surviving corporation. Pursuant to Section 302A.626 (subd. 2) of the MBCA shareholder approval was not required for the Merger. As a result of the Merger, Old Otter Tail is now a wholly owned subsidiary of New Otter Tail with the name Otter Tail Power Company. Immediately following the completion of the Merger, New Otter Tail changed its name from Otter Tail Holding Company to Otter Tail Corporation. The description of the Plan of Merger is qualified in its entirety by reference to the full text of the Plan of Merger, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.
     In the Merger, each issued and outstanding common share of Old Otter Tail was converted into one common share of New Otter Tail, par value $5 per share, and each issued and outstanding cumulative preferred share of Old Otter Tail was converted into one cumulative preferred share of New Otter Tail having the same designations, rights, powers and preferences. In connection with the Merger, each person that held rights to purchase, or other rights to or interests in, common shares of Old Otter Tail under any stock option, stock purchase or compensation plan or arrangement of Old Otter Tail immediately prior to the Merger holds a corresponding number of rights to purchase, and other rights to or interests in, common shares of New Otter Tail, par value $5 per share, immediately following the Merger.
     The conversion of the common shares in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing outstanding common shares of Old Otter Tail are deemed to represent the same number of common shares of New Otter Tail.
     Pursuant to Section 302A.626 (subd. 7) of the MBCA, the provisions of the Restated Articles of Incorporation and Restated Bylaws of New Otter Tail are consistent with those of Old Otter Tail prior to the Merger. The authorized common shares and cumulative preferred shares of New Otter Tail, the designations, rights, powers and preferences of such shares and the qualifications, limitations and restrictions thereof are also consistent with those of Old Otter Tail’s common shares and cumulative preferred shares immediately prior to the Merger. The directors and executive officers of New Otter Tail are the same individuals who were directors and executive officers, respectively, of Old Otter Tail immediately prior to the Merger.
     Immediately prior to the Merger, Old Otter Tail transferred to New Otter Tail by means of assignment the capital stock of its direct subsidiaries and all of its other assets not specific to the operation of the electric utility business. As a result, New Otter Tail is a holding company with two primary subsidiaries, Otter Tail Power Company (the electric utility) and Varistar Corporation (a holding company for the non-electric utility businesses).

Amendments to Note Purchase Agreements
     In connection with the Holding Company Reorganization, Old Otter Tail entered into the following amendments to its note purchase agreements in order to obtain the consent of the noteholders to the Holding Company Reorganization.
     Fourth Amendment to 2001 Note Purchase Agreement
     On June 30, 2009 Old Otter Tail and the holders (the “2001 Noteholders”) of the 2001 Notes (as defined below) entered into a Fourth Amendment dated as of June 30, 2009 to Note Purchase Agreement dated as of December 1, 2001 (the “Fourth Amendment”), amending that certain Note Purchase Agreement dated as of December 1, 2001 among Old Otter Tail and each of the purchasers named on Schedule A attached thereto, as amended by a First Amendment to Note Purchase Agreement dated as of December 1, 2002 among Old Otter Tail and the noteholders party thereto, by a Second Amendment to Note Purchase Agreement dated as of October 1, 2004 among Old Otter Tail and the noteholders party thereto and by a Third Amendment to Note Purchase Agreement dated as of December 1, 2007 among Old Otter Tail and the noteholders party thereto (as so amended, the “2001 Note Purchase Agreement”). The 2001 Note Purchase Agreement relates to the issuance and sale by Old Otter Tail, in a private placement transaction, of its $90,000,000 6.63% Senior Notes due December 1, 2011 (the “2001 Notes”). The 2001 Note Purchase Agreement, including the first, second and third amendments thereto, are filed as Exhibit 4-D-7 to Old Otter Tail’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Exhibit 4-D-4 to Old Otter Tail’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Exhibit 4.2 to Old Otter Tail’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004 and Exhibit 4.2 to Old Otter Tail’s Current Report on Form 8-K filed on December 20, 2007, respectively.
     The Fourth Amendment sets forth the terms and conditions of the 2001 Noteholders’ consent to the Holding Company Reorganization including, among other things, conditions relating to the structure and mechanics of the Holding Company Reorganization, receipt by Old Otter Tail of necessary governmental and third party approvals and consents, and delivery by officers of and legal counsel to Old Otter Tail of certain certifications and legal opinions, respectively, relating to the Holding Company Reorganization. The Fourth Amendment also amends certain provisions of the 2001 Note Purchase Agreement, both in connection with the Holding Company Reorganization and for the purpose of achieving greater consistency among Old Otter Tail’s note purchase agreements. These amendments include changes to negative covenants in the 2001 Note Purchase Agreement regarding limitations on liens and contingent liabilities, and to events of default. As provided in the Fourth Amendment, the 2001 Note Purchase Agreement and the 2001 Notes remained obligations of Old Otter Tail, under the name Otter Tail Power Company, following the effectiveness of the Holding Company Reorganization. In addition, the guaranties issued by certain subsidiaries of Old Otter Tail of Old Otter Tail’s obligations under the 2001 Note Purchase Agreement and the 2001 Notes were released upon the effectiveness of the Holding Company Reorganization.
     The summary in this Item 1.01 of the material terms of the Fourth Amendment is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

     Third Amendment to 2007 Note Purchase Agreement
     On June 26, 2009, Old Otter Tail entered into a Third Amendment dated as of June 26, 2009 to Note Purchase Agreement dated as of August 20, 2007 (the “Third Amendment”) with the holders (the “2007 Noteholders”) of Old Otter Tail’s 2007 Notes (as defined below), amending that certain Note Purchase Agreement dated as of August 20, 2007 among Old Otter Tail and each of the purchasers party thereto, as amended by a First Amendment to Note Purchase Agreement dated as of December 14, 2007 among Old Otter Tail and the noteholders party thereto and by a Second Amendment to Note Purchase Agreement dated as of September 11, 2008 among Old Otter Tail and the noteholders party thereto (as so amended, the “2007 Note Purchase Agreement”). The 2007 Note Purchase Agreement relates to the issuance and sale by Old Otter Tail of $155 million aggregate principal amount of Old Otter Tail’s Senior Unsecured Notes in four series, in the designations and aggregate principal amounts set forth in the 2007 Note Purchase Agreement (the “2007 Notes”). The 2007 Note Purchase Agreement, including the first and second amendments thereto, are filed as Exhibit 4.1 to Old Otter Tail’s Current Report on Form 8-K filed on August 23, 2007, Exhibit 4.3 to Old Otter Tail’s Current Report on Form 8-K filed on December 20, 2007 and Exhibit 4.1 to Old Otter Tail’s Current Report on Form 8-K filed on September 15, 2008, respectively.
     The Third Amendment sets forth the terms and conditions of the 2007 Noteholders’ consent to the Holding Company Reorganization including, among other things, conditions relating to the structure and mechanics of the Holding Company Reorganization, receipt by Old Otter Tail of necessary governmental and third party approvals and consents, and delivery by officers of and legal counsel to Old Otter Tail of certain certifications and legal opinions, respectively, relating to the Holding Company Reorganization. The Third Amendment also amends certain provisions of the 2007 Note Purchase Agreement, both in connection with the Holding Company Reorganization and for the purpose of achieving greater consistency among Old Otter Tail’s note purchase agreements. These amendments include changes to negative covenants in the 2007 Note Purchase Agreement regarding limitations on liens and subsidiary guarantees. As provided in the Third Amendment, the 2007 Note Purchase Agreement and the 2007 Notes remained obligations of Old Otter Tail, under the name Otter Tail Power Company, following the effectiveness of the Holding Company Reorganization.
     The summary in this Item 1.01 of the material terms of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.
     Amendment No. 2 to Cascade Note Purchase Agreement
     On June 30, 2009, Old Otter Tail entered into an Amendment No. 2 dated as of June 30, 2009 to Note Purchase Agreement dated as of February 23, 2007 (“Amendment No. 2”) with Cascade Investment, L.L.C. (“Cascade”), amending that certain Note Purchase Agreement dated as of February 23, 2007 between Old Otter Tail and Cascade, as amended by a letter agreement dated December 14, 2007 between Old Otter Tail and Cascade (as so amended, the “Cascade Note Purchase Agreement”). The Cascade Note Purchase Agreement relates to the issuance and sale by Old Otter Tail to Cascade, in a private placement transaction, of Old Otter Tail’s $50,000,000 5.778% Senior Note due November 30, 2017 (the “Cascade Notes”). The Cascade Note Purchase Agreement is filed as Exhibit 4.1 to Old Otter Tail’s Current Report on Form 8-K filed on February 28, 2007.
     Amendment No. 2 sets forth the terms and conditions of Cascade’s consent to the assignment by Old Otter Tail of its rights and obligations in, to and under the Cascade Note Purchase Agreement and the Cascade Note to New Otter Tail effective immediately prior to the effectiveness of the Holding Company Reorganization, as well as Cascade’s consent to the Holding Company Reorganization. These include conditions relating to the structure and mechanics of the Holding Company Reorganization, receipt by Old Otter Tail of necessary governmental and third party approvals and consents, delivery by officers of and legal counsel to Old Otter Tail of certain certifications and legal opinions, respectively, relating to the Holding Company Reorganization, and delivery by New Otter Tail of a new standstill agreement with Cascade on terms no less favorable than those contained in the standstill agreement entered into by Old Otter Tail and Cascade on May 1, 2009 (the “Old Standstill”). Amendment No. 2 also amends certain provisions of the Cascade Note Purchase Agreement, both in connection with the Holding Company Reorganization and for the purpose of achieving greater consistency among Old Otter Tail’s note purchase agreements. These amendments include changes to negative covenants in the Cascade Note Purchase Agreement regarding limitations on liens, contingent liabilities and to events of default. In addition, Amendment No. 2 provides for an additional financial covenant applicable to New Otter Tail as of the effectiveness of the Holding Company Reorganization. Specifically, New Otter Tail may not permit the aggregate principal amount of all debt of Otter Tail Power Company and its subsidiaries to exceed 60% of Otter Tail Consolidated Total Capitalization (as defined in the Cascade Note Purchase Agreement, as amended by Amendment No. 2), determined as of the end of each fiscal quarter of New Otter Tail. The obligations of New Otter Tail under the Cascade Note Purchase Agreement and the Cascade Notes continue to be guaranteed by certain subsidiaries of New Otter Tail. As provided in Amendment No. 2, the Cascade Note Purchase Agreement and the Cascade Notes became obligations of New Otter Tail immediately prior to the effectiveness of the Holding Company Reorganization.
     The summary in this Item 1.01 of the material terms of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.
     Cascade owned approximately 9.6% of Old Otter Tail’s outstanding common shares as of June 30, 2009 and, until July 1, 2009, was a party to the Old Standstill. The Old Standstill terminated effective upon the execution and delivery of the new Standstill Agreement dated as of July 1, 2009 between Cascade and New Otter Tail. A copy of the Old Standstill Agreement is filed as Exhibit 10.1 to Old Otter Tail’s Current Report on Form 8-K filed on May 5, 2009.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The disclosure in Item 1.01 under “Adoption of Plan of Merger and Consummation of Holding Company Reorganization” is incorporated into this Item 3.01 by reference.
     In connection with the Merger, the common shares of New Otter Tail are deemed to commence trading on the Nasdaq Global Select Market under the symbol “OTTR” on July 1, 2009. As a result of the Merger, Old Otter Tail’s common shares, which previously traded on the Nasdaq Global Select Market under the symbol “OTTR,” are deemed to be no longer publicly traded.
Item 8.01. Other Events.
     On June 24, 2009, Moody’s Investors Services confirmed its rating of A3 for Old Otter Tail’s senior unsecured debt obligations, which became obligations of Otter Tail Power Company, the utility subsidiary, upon the effectiveness of the Holding Company Reorganization. Moody’s also assigned a rating of Baa3 to the Cascade Notes, which became obligations of New Otter Tail, upon the effectiveness of the Holding Company Reorganization. These actions concluded Moody’s review of the ratings of Old

Otter Tail’s senior unsecured debt for possible downgrade, which began on January 14, 2009 after the Minnesota Public Utilities Commission approved, with conditions, the restructuring of Old Otter Tail to establish a separate subsidiary corporation to conduct its utility operations. The rating outlook for both New Otter Tail and Otter Tail Power Company upon effectiveness of the Holding Company Reorganization is stable.
     On June 26, 2009, Standard and Poor’s Ratings Services (“S&P”) issued a report confirming its rating of BBB- for Old Otter Tail’s senior unsecured debt obligations, which became obligations of Otter Tail Power Company, the utility subsidiary, upon the effectiveness of the Holding Company Reorganization. S&P also assigned a rating of BB+ to the Cascade Notes, which became obligations of New Otter Tail, upon the effectiveness of the Holding Company Reorganization. The rating outlook for both New Otter Tail and Otter Tail Power Company upon effectiveness of the Holding Company Reorganization is stable.
     On June 26, 2009, Fitch Ratings (“Fitch”) announced that it will establish credit ratings for New Otter Tail, and Otter Tail Power Company, the utility subsidiary, upon the effectiveness of the Holding Company Reorganization. Fitch expects to assign a rating of BBB- to New Otter Tail’s senior unsecured debt obligations and a rating of BBB+ to Otter Tail Power Company’s senior unsecured debt obligations. The rating outlook for both New Otter Tail and Otter Tail Power Company upon effectiveness of the Holding Company Reorganization is expected to be stable.
     Therefore, upon the effectiveness of the Holding Company Reorganization, the securities ratings of New Otter Tail and Otter Tail Power Company, the utility subsidiary, are as follows:
Otter Tail Corporation

	Moody’s Investors Service	Fitch Ratings	Standard & Poor’s

Corporate/Long-term Issuer Default Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BB+
Outlook	Stable	Stable	Stable
Otter Tail Power Company

	Moody’s Investors Service	Fitch Ratings	Standard & Poor’s

Corporate/Long-term Issuer Default Rating	A3	BBB	BBB-
Senior Unsecured Debt	A3	BBB+	BBB-
Outlook	Stable	Stable	Stable
     Our disclosure of these securities ratings is not a recommendation to buy, sell or hold our securities. These ratings are subject to revision or withdrawal at any time and each rating should be evaluated independently of any other rating.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
2.1	Plan of Merger, dated as of June 30, 2009, by and among Otter Tail Corporation, Otter Tail Holding Company and Otter Tail Merger Sub Inc.

4.1	Fourth Amendment dated as of June 30, 2009 to Note Purchase Agreement dated as of December 1, 2001, among Otter Tail Corporation and the noteholders party thereto.

4.2	Third Amendment dated as of June 26, 2009 to Note Purchase Agreement dated as of August 20, 2007, among Otter Tail Corporation and each of the holders of notes party thereto.

4.3	Amendment No. 2 dated as of June 30, 2009 to Note Purchase Agreement dated as of February 23, 2007, between Otter Tail Corporation and Cascade Investment, L.L.C.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

Date: July 1, 2009

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Plan of Merger, dated as of June 30, 2009, by and among Otter Tail Corporation, Otter Tail Holding Company and Otter Tail Merger Sub Inc.

4.1	Fourth Amendment dated as of June 30, 2009 to Note Purchase Agreement dated as of December 1, 2001, among Otter Tail Corporation and the noteholders party thereto.

4.2	Third Amendment dated as of June 26, 2009 to Note Purchase Agreement dated as of August 20, 2007, among Otter Tail Corporation and each of the holders of notes party thereto.

4.3	Amendment No. 2 dated as of June 30, 2009, 2009 to Note Purchase Agreement dated as of February 23, 2007, between Otter Tail Corporation and Cascade Investment, L.L.C.